Income Taxes (Notes)	12 Months Ended
Dec. 28, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
U.S. Tax Reform:
On December 22, 2017, U.S. Tax Reform legislation was enacted by the federal government. The legislation significantly changed U.S. tax laws by, among other things, lowering the federal corporate tax rate from 35.0% to 21.0%, effective January 1, 2018 and imposing a one-time toll charge on deemed repatriated earnings of foreign subsidiaries as of December 30, 2017. In addition, there were many new provisions, including changes to bonus depreciation, revised deductions for executive compensation and interest expense, a tax on global intangible low-taxed income (“GILTI”), the base erosion anti-abuse tax (“BEAT”), and a deduction for foreign-derived intangible income (“FDII”). While the corporate tax rate reduction was effective January 1, 2018, we accounted for this anticipated rate change in 2017, the period of enactment.
Staff Accounting Bulletin No. 118 issued by the Securities and Exchange Commission (the “SEC”) in December 2017 provided us with up to one year to finalize accounting for the impacts of U.S. Tax Reform and allowed for provisional estimates when actual amounts could not be determined. As of December 30, 2017, we had made estimates of our deferred income tax benefit related to the corporate rate change, the toll charge, certain components of the revaluation of deferred tax assets and liabilities, including depreciation and executive compensation, and a change in our indefinite reinvestment assertion. In connection with U.S. Tax Reform, we reassessed our international investment assertion and no longer consider the historic earnings of our foreign subsidiaries as of December 30, 2017 to be indefinitely reinvested. We made an estimate of local country withholding taxes that would be owed when our historic earnings are distributed. Additionally, we elected to account for the tax on GILTI as a period cost and thus did not adjust any of the deferred tax assets and liabilities of our foreign subsidiaries for U.S. Tax Reform.
As of December 29, 2018, we had finalized our accounting for U.S. Tax Reform. The final impact (the majority of which was recorded in 2017, the period of enactment) was a net tax benefit of approximately $7.1 billion, including a deferred tax benefit of approximately $7.5 billion related to the corporate rate change, partially offset by tax expense of $224 million related to the toll charge and $120 million for other tax expenses, including the deferred tax liability recorded for changing our indefinite reinvestment assertion.
As of December 28, 2019, we have recorded a deferred tax liability of $20 million on approximately $300 million of historic earnings related to local withholding taxes that will be owed when this cash is distributed. As of December 29, 2018, we had recorded a deferred tax liability of $78 million on $1.2 billion of historic earnings. The decreases in our deferred tax liability and historic earnings are primarily due to repatriation. Related to these distributions, we reduced our historic earnings by approximately $700 million and recorded tax expenses of approximately $40 million and reduced the deferred tax liability accordingly. Additionally, we reduced our historic earnings by approximately $110 million following the ratification of the U.S. tax treaty with Spain which eliminated withholding tax on Spanish distributions and resulted in a tax benefit of approximately $11 million and a corresponding decrease in our deferred tax liability. Finally, we reduced our historic earnings by approximately $30 million related to a held for sale business in our International segment, which resulted in a tax benefit of approximately $6 million.
Subsequent to January 1, 2018, we consider the unremitted earnings of certain international subsidiaries that impose local country taxes on dividends to be indefinitely reinvested. For those undistributed earnings considered to be indefinitely reinvested, our intent is to reinvest these funds in our international operations, and our current plans do not demonstrate a need to repatriate the accumulated earnings to fund our U.S. cash requirements. The amount of unrecognized deferred tax liabilities for local country withholding taxes that would be owed related to our 2018 and 2019 earnings of certain international subsidiaries is approximately $70 million.
Provision for/(Benefit from) Income Taxes:
Income/(loss) before income taxes and the provision for/(benefit from) income taxes, consisted of the following (in millions):

	December 28, 2019	December 29, 2018	December 30, 2017
Income/(loss) before income taxes:
United States	$796	$(10,305)	$3,811
International	1,865	(1,016)	1,639
Total	$2,661	$(11,321)	$5,450

Provision for/(benefit from) income taxes:
Current:
U.S. federal	$466	$444	$765
U.S. state and local	116	134	(47)
International	439	322	295
	1,021	900	1,013
Deferred:
U.S. federal	(209)	(1,843)	(6,590)
U.S. state and local	(7)	(121)	97
International	(77)	(3)	(2)
	(293)	(1,967)	(6,495)
Total provision for/(benefit from) income taxes	$728	$(1,067)	$(5,482)
In the first quarter of 2017, we prospectively adopted ASU 2016-09. We now record tax benefits related to the exercise of stock options and other equity instruments within our tax provision, rather than within equity. Accordingly, we recognized a tax benefit in our statements of income of $12 million in 2019, $12 million in 2018, and $22 million in 2017 related to tax benefits upon the exercise of stock options and other equity instruments.
Effective Tax Rate:
The effective tax rate on income/(loss) before income taxes differed from the U.S. federal statutory tax rate for the following reasons:

	December 28, 2019	December 29, 2018	December 30, 2017
U.S. federal statutory tax rate	21.0%	21.0%	35.0%
Tax on income of foreign subsidiaries	(7.5)%	3.4%	(4.8)%
Domestic manufacturing deduction	—%	—%	(1.5)%
U.S. state and local income taxes, net of federal tax benefit	1.1%	1.6%	1.1%
Audit settlements and changes in uncertain tax positions	1.3%	(0.3)%	(0.2)%
U.S. Tax Reform discrete income tax benefit	—%	0.5%	(129.0)%
Global intangible low-taxed income	1.8%	(0.5)%	—%
Goodwill impairment	9.3%	(15.1)%	—%
Wind-up of non-U.S. pension plans	—%	(0.4)%	—%
Losses/(gains) related to acquisitions and divestitures	1.0%	0.1%	—%
Movement of valuation allowance reserves	1.3%	—%	—%
Other	(1.9)%	(0.9)%	(1.2)%
Effective tax rate	27.4%	9.4%	(100.6)%
The provision for income taxes consists of provisions for federal, state, and foreign income taxes. We operate in an international environment; accordingly, the consolidated effective tax rate is a composite rate reflecting the earnings in various locations and the applicable tax rates. Additionally, the calculation of the percentage point impact of U.S. Tax Reform, goodwill impairment, and other items on the effective tax rate shown in the table above are affected by income/(loss) before income taxes. Fluctuations in the amount of income generated across locations around the world could impact comparability of reconciling items between periods. Additionally, small movements in tax rates due to a change in tax law or a change in tax rates that causes us to revalue our deferred tax balances produces volatility in our effective tax rate.
The 2019 effective tax rate was higher primarily driven by lower non-deductible goodwill impairments, partially offset by a more favorable geographic mix of pre-tax income in various non-U.S. jurisdictions and a decrease in unfavorable rate reconciling items. Current year unfavorable impacts primarily related to non-deductible goodwill impairments, the impact of the federal tax on GILTI, an increase in uncertain tax position reserves, the establishment of certain state valuation allowance reserves, and the tax impacts from the Heinz India and Canada Natural Cheese Transactions. These impacts were partially offset by the reversal of certain withholding tax obligations and changes in estimates of certain 2018 U.S. income and deductions. In the prior year, we had an unfavorable impact from rate reconciling items, primarily related to non-deductible goodwill impairments, the revaluation of our deferred tax balances due to changes in state tax laws, non-deductible currency devaluation losses, and the wind-up of non-U.S. pension plans, which were partially offset by changes in estimates of certain 2017 U.S. income and deductions.
The 2018 effective tax rate was lower, primarily due to a decrease in the U.S. federal statutory rate, non-deductible items (including goodwill impairments, nonmonetary currency devaluation losses, and the wind-up of non-U.S. pension plans), the impact of the federal tax on GILTI, and the revaluation of our deferred tax balances due to changes in state tax laws following U.S. Tax Reform, which were partially offset by the benefit from intangible asset impairment losses in the fourth quarter of 2018. See Note 9, Goodwill and Intangible Assets, for additional information related to our impairment losses in the fourth quarter of 2018.
The tax provision for the 2017 tax year benefited from U.S. Tax Reform enacted on December 22, 2017. The related income tax benefit of 129.0% in 2017 primarily reflects adjustments to our deferred tax positions for the lower federal income tax rate, partially offset by our provision for the one-time toll charge.
Deferred Income Tax Assets and Liabilities:
The tax effects of temporary differences and carryforwards that gave rise to deferred income tax assets and liabilities consisted of the following (in millions):

	December 28, 2019	December 29, 2018
Deferred income tax liabilities:
Intangible assets, net	$11,230	$11,571
Property, plant and equipment, net	773	735
Other	252	410
Deferred income tax liabilities	12,255	12,716
Deferred income tax assets:
Benefit plans	(112)	(172)
Other	(474)	(470)
Deferred income tax assets	(586)	(642)
Valuation allowance	112	81
Net deferred income tax liabilities	$11,781	$12,155
At December 28, 2019 and December 29, 2018, deferred income tax liabilities excluded amounts classified as held for sale. See Note 4, Acquisitions and Divestitures, for additional information.
The decrease in deferred tax liabilities from December 29, 2018 to December 28, 2019 was primarily driven by intangible asset impairment losses recorded in 2019. See Note 9, Goodwill and Intangible Assets, for additional information.
At December 28, 2019, foreign operating loss carryforwards totaled $364 million. Of that amount, $35 million expire between 2020 and 2039; the other $329 million do not expire. We have recorded $104 million of deferred tax assets related to these foreign operating loss carryforwards. Deferred tax assets of $73 million have been recorded for U.S. state and local operating loss carryforwards. These losses expire between 2020 and 2039.
Uncertain Tax Positions:
At December 28, 2019, our unrecognized tax benefits for uncertain tax positions were $406 million. If we had recognized all of these benefits, the impact on our effective tax rate would have been $369 million. It is reasonably possible that our unrecognized tax benefits will decrease by as much as $24 million in the next 12 months primarily due to the progression of federal, state, and foreign audits in process. Our unrecognized tax benefits for uncertain tax positions are included in income taxes payable and other non-current liabilities on our consolidated balance sheets.
The changes in our unrecognized tax benefits were (in millions):

	December 28, 2019	December 29, 2018	December 30, 2017
Balance at the beginning of the period	$387	$408	$389
Increases for tax positions of prior years	28	9	2
Decreases for tax positions of prior years	(39)	(81)	(35)
Increases based on tax positions related to the current year	60	74	135
Decreases due to settlements with taxing authorities	(20)	(3)	(59)
Decreases due to lapse of statute of limitations	(10)	(10)	(24)
Reclassified to liabilities held for sale	—	(10)	—
Balance at the end of the period	$406	$387	$408
Our unrecognized tax benefits increased during 2019 mainly as a result of a net increase for tax positions related to the current and prior years in the U.S. and certain state and foreign jurisdictions which were partially offset by decreases related to audit settlements with federal, state, and foreign taxing authorities and statute of limitations expirations. Our unrecognized tax benefits decreased during 2018 mainly as a result of audit settlements with federal, state, and foreign taxing authorities and statute of limitations expirations.
We include interest and penalties related to uncertain tax positions in our tax provision. Our provision for/(benefit from) income taxes included a $5 million expense in 2018 and a $24 million benefit in 2017 related to interest and penalties. The expense related to interest and penalties in 2019 was insignificant. Accrued interest and penalties were $62 million as of December 28, 2019 and December 29, 2018.
Other Income Tax Matters:
In the normal course of business, we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Italy, the Netherlands, the United Kingdom, and the United States. As of December 28, 2019, we have substantially concluded all national income tax matters through 2016 for the Netherlands, through 2015 for the United States, through 2014 for Australia, through 2012 for the United Kingdom, and through 2011 for Canada and Italy. We have substantially concluded all state income tax matters through 2007.